UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 26, 2017

WORKHORSE GROUP INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53704	26-1394771
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Commerce Drive, Loveland, Ohio 45140

(Address of principal executive offices) (zip code)

513-297-3640

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Underwriting Agreement

On January 27, 2017, Workhorse Group Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Oppenheimer & Co. Inc. and Cowen and Company, LLC, as representatives of the underwriters named therein, relating to an underwritten public offering (the “Offering”) of 6,500,000 shares of its common stock, $0.001 par value per share, at a price to the public of $3.00 per share (the “Offering Price”). Under the terms of the Underwriting Agreement, the Company granted the underwriters a 30-day option to purchase up to an additional 975,000 shares of common stock at the Offering Price less the underwriting discount and estimated offering expenses payable by the Company. Assuming no exercise of the underwriters’ option, the Company expects to receive net proceeds from the Offering of approximately $17.6 million after deducting the underwriting discount and estimated offering expenses payable by the Company. The Company will use all net proceeds from the Offering for working capital and general corporate purposes, including certain capital expenditures and research and development. The Offering is expected to close on or about February 1, 2017, subject to the satisfaction of customary closing conditions.

The Offering is being made pursuant to the Company’s effective registration statement on Form S-3 (Registration Statement No. 333-213100) previously filed with the Securities and Exchange Commission and a preliminary and final prospectus supplement (together, the “Prospectus Supplements”) thereunder. The Underwriting Agreement contains representations, warranties and covenants of the Company that are customary for transactions of this type and customary conditions to closing. Additionally, the Company has agreed to provide the underwriters with customary indemnification rights under the Underwriting Agreement.

Pursuant to the Underwriting Agreement, directors and executive officers of the Company entered into agreements in substantially the form included as an exhibit to the Underwriting Agreement providing for a 90-day “lock-up” period following the date of the final prospectus supplement with respect to sales of common stock.

A copy of the Underwriting Agreement is filed herewith as Exhibit 1.1 and is incorporated herein by reference. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to such Exhibit 1.1.

The opinion of the Company’s counsel regarding the validity of the shares issued in the Offering is filed herewith as Exhibit 5.1.

Conversion Agreement

On January 27, 2017, the Company and Jospeh T, Lukens entered itno a Conversion Agreement pursuant to which Mr. Lukens agreed to convert his outstanding 6% Convertible Debenture in the principal amount of $2,000,000 plus interest into shares of common stock of the Company at the Offering Price. The Company claims an exemption from the registration requirements of the Securities Act of 1933 (the “Securities Act”) for the private placement of the shares of common stock to Mr. Lukens pursuant to Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated under the Securities Act. Mr. Lukens is an accredited investor as defined in Rule 501 of Regulation D promulgated under the Securities Act.

Item 7.01. Regulation FD Disclosure.

On January 26, 2017, the Company issued a press release announcing the Offering. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated by reference herein.

On January 27, 2017, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is filed as Exhibit 99.2 to this Current Reoirt and is incorporated by reference herein.

In connection with the Offering, the Company provided (i) certain preliminary financial information as of and for the year ended December 31, 2016, which are based on the most current information available to management, and (ii) certain information regarding a financing arrangement involving the sale of 6% Convertible Debenture in the aggregate amount of $2.0 million in the Prospectus Supplements (together, the “Recent Developments Information”), and the Company is therefore including the Recent Developments Information in this Current Report pursuant to Regulation FD. The Recent Developments Information is furnished as Exhibit 99.3 to this Current Report and is incorporated by reference herein.

The information furnished with this Current Report under Item 7.01 and Exhibits 99.1, 99.2 and 99.3 under Item 9.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing

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Item 8.01. Other Events

In addition, filed as Exhibit 99.4 hereto and incorporated herein by reference are certain of the risk factors (the “Supplemental Risk Factors”) contained in the Prospectus Supplements. We are filing such risk factors in an exhibit to this Current Report for purposes of updating the risk factor disclosure contained in our filings under the Exchange Act. The updated risk factors should be carefully considered along with any other risk factors related to the Company’s business identified in the Company’s other periodic and current reports filed with the Securities and Exchange Commission. The occurrence of any one or more of these risks could materially and adversely affect the Company’s business, financial condition and results of operations.

Certain statements in this Current Report are forward-looking statements that involve a number of risks and uncertainties.  Such forward-looking statements include statements about the expected settlement of the sale and purchase of securities described herein and the Company’s receipt of net proceeds therefrom.  For such statements, the Company claims the protection of the Private Securities Litigation Reform Act of 1995.  Actual events or results may differ materially from the Company’s expectations.  Factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, the Company’s ability to satisfy applicable closing conditions under the Underwriting Agreement.  Additional factors that could cause actual results to differ materially from those stated or implied by the Company’s forward-looking statements are disclosed in the prospectus supplement and accompanying prospectus and the Company’s reports filed with the SEC.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

1.1	Underwriting Agreement between the Company and Oppenheimer & Co. Inc. and Cowen and Company LLC as representatives of the underwriters named therein, dated as of January 27, 2017.

5.1	Opinion of Fleming PLLC.

10.1	Conversion Agreement between Jospeh T. Lukens and the Company dated January 27, 2017

23.1	Consent of Fleming PLLC (contained in its opinion filed as Exhibit 5.1).

99.1	Offering Launch Press release dated January 26, 2017.

99.2	Offering Pricing Press release dated January 27, 2017.

99.3	Recent Developments Information

99.4	Supplemental Risk Factors

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORKHORSE GROUP INC.

Date: January 27, 2017	By:	/s/ Julio Rodriguez
	Name:	Julio Rodriguez
	Title:	Chief Financial Officer

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